Offerings - Offering: 1	Jun. 23, 2026 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(r)	true
Security Type	Debt
Security Class Title	5.35% First Mortgage Bonds, due 2033
Amount Registered | shares	200,000,000
Maximum Aggregate Offering Price	$ 203,392,000.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 28,088.44
Offering Note	The maximum aggregate amount of the securities to which the prospectus relates is $ 203,392,000. The prospectus is a final prospectus for the related offering.